                                                                    EXHIBIT 10.1

                              FIRST AMENDMENT TO

                   NATURAL GAS PREPAID FORWARD SALE CONTRACT

     This FIRST AMENDMENT TO NATURAL GAS PREPAID FORWARD SALE CONTRACT (this "Amendment") is entered into as of May 16, 2000, by and between EEX E&P Company, L.P., a Delaware limited partnership, formerly known as Tesoro E&P Company, L.P., having its principal place of business in Houston, Texas (hereinafter referred to as the "Seller"), and Bob West Treasure L.L.C., a Delaware limited liability company and having its principal place of business in Houston, Texas (hereinafter referred to as the "Purchaser").

     WHEREAS, Purchaser and Seller have entered into that certain Natural Gas Prepaid Forward Sale Contract dated December 17, 1999 (said Natural Gas Prepaid Forward Sale Contract, as it may be amended, amended and restated or otherwise modified from time to time, the "Gas Sale Contract") under the terms of which Purchaser agreed to purchase certain quantities of Natural Gas on the terms and conditions set forth therein; and

     WHEREAS, Purchaser and Seller have agreed to amend the Gas Sale Contract pursuant to the terms contained in this Amendment;

     NOW THEREFORE, in consideration of the respective covenants and agreements of the parties hereinafter set forth and for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereby agree as follows:

        1. DEFINITIONS (a) For purposes of this Agreement, all capitalized terms not otherwise defined herein shall have the meanings as defined in the Gas Sale Contract as amended by this Amendment:

          (b) The definition of "Mortgage" is hereby restated in its entirety to read as follows:

               "Mortgage" shall mean (a) that certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement, dated the date of this Agreement executed and delivery by Seller, as mortgagor, for the benefit of Purchaser, as mortgagee covering all of Seller's interest in certain Designated Properties located in the State of Texas, together with all related accounts, equipment, oil and gas inventory, fixtures, contract rights, general intangibles and all proceeds of any of the foregoing, as amended and supplemented by that certain Amendment and Supplement to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated May 16, 2000 between Seller and Purchaser and as such may be further modified, amended, amended and restated or otherwise supplemented from time to time, and (b) that certain Act of Mortgage, Assignment of Production, Security Agreement and Financing Statement, dated the date of this Agreement executed and delivery by Seller, as mortgagor, for the benefit of Purchaser, as mortgagee covering all of Seller's interest in certain

          Designated Properties located in or offshore the State of Louisiana, together with all related accounts, equipment, oil and gas inventory, fixtures, contract rights, general intangibles and all proceeds of any of the foregoing, as amended by that certain Amendment to Act of Mortgage, Assignment of Production, Security Agreement and Financing Statement dated May 16, 2000 between Seller and Purchaser and as such may be further modified, amended, amended and restated or otherwise supplemented from time to time; and (c) that certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Fixture Filing, dated May 16, 2000, executed and delivery by Seller, as mortgagor, for the benefit of Purchaser, as mortgagee, covering all of Seller's interest in certain Designated Properties located in the State of Texas, together with all related accounts, equipment, oil and gas inventory, fixtures, contract rights, general intangibles and all proceeds of any of the foregoing, as such may be modified, amended, amended and restated or otherwise supplemented from time to time.

        2. AMENDMENT TO SECTION 5.02 Section 5.02(d) of the Gas Sale Contract is hereby restated in its entirety to read as follows:

               "(d) DEBT. Seller will not (i) incur any debt for borrowed money (whether by loan or the issuance and sale of debt securities),
          (ii) enter into any deferred sale agreement or capital lease, (iii) enter into any other obligation, contingent or otherwise, guaranteeing or having the economic effect of guaranteeing any debt or other obligations of any other Person in any manner, whether direct or indirect or (iv) incur any other obligation or liability in respect of any hedging agreement or any swap agreement, other than: (A) any swap agreement entered into with ENA and (B) any swap agreement with any third party which, together with all other swap agreements (including those with ENA) covers eighty percent (80%) or less of the total production of oil and gas from all properties owned by Seller; provided that Seller may incur debt for borrowed money which is subordinated on terms generally comparable to those contained in that certain Subordinated Note dated December 17, 1999 executed by EEX Reserves Funding in the face amount of $176,277,533 with a discounted principal amount of $100,000,000, which terms, among other items, (A) will not require or permit any principal payment or any cash interest payment thereon of any kind, but (B) which may require or permit payment of interest in kind and (C) may provide for conversion of such debt to equity in EEX Reserves Funding, after all of Seller's obligations under this Agreement and the Definitive Agreements have been satisfied in full."

        4. SCHEDULES. Any reference in the Gas Sale Agreement to Schedule 4.01(n), Schedule 4.01(o)(i), Schedule 4.01(p) or Schedule 4.01(q) shall be a reference to Schedule 4.01(n), Schedule 4.01(o)(i), Schedule 4.01(p) or Schedule 4.01(q), respectively, attached to this Amendment.

        5. RATIFICATION. Each of the Purchaser and the Seller hereby ratifies all of its obligations under the Gas Sale Contract and agrees and acknowledges that the Gas Sale Contract shall continue in full force and effect as amended and modified by this Amendment. EEX Corporation, a Texas corporation ("EEX"), joins in this Amendment for the purposes of acknowledging the amendment of the Gas Sales Contract and ratifying its obligations under that certain EEX Corporation Undertaking dated December 17, 1999, executed by EEX in favor of Purchaser and for no other purpose.

        6. REPRESENTATIONS AND WARRANTIES. Each of the Purchaser and the Seller hereby represents and warrants, respectively, that (a) this Amendment has been duly executed and delivered on behalf of such Person, (b) this Amendment constitutes a valid and legally binding agreement enforceable against such Person in accordance with its terms, (c) the representations and warranties contained in the Gas Sale Agreement are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, (d) no Default or Event of Default exists under the Gas Sale Agreement or under any of Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by such Person. EEX hereby represents and warrants that
(a) the obligation of EEX under this Amendment has been duly executed and delivered on behalf of such Person, (b) this Amendment constitutes a valid and legally binding agreement enforceable against such Person in accordance with its terms and (c) the execution and delivery of this Amendment has been duly authorized by such Person.

        7. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon the execution and delivery hereof by each of the Purchaser and the Seller.

        8. COUNTERPARTS. This Amendment may be signed in any number of counterparts, which may be delivered in original or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

        9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of laws that would result in the application of the laws of another jurisdiction.

        10. ENTIRE AGREEMENT. This Amendment, the Gas Sale Agreement and thE Definitive Agreements constitute the entire agreement between the parties hereto with respect to the subject hereof and supersede any prior agreement, undertaking, declarations, commitments or representations, written or oral, in respect thereof.

                    [Remainder of Page Intentionally Blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                 SELLER
                                 ------

                                 EEX E&P COMPANY, L.P. (formerly known as Tesoro E&P Company, L.P.)

                                 By: EEX Exploration & Production Company, LLC (formerly known as Tesoro Exploration & Production Company, LLC), its General Partner



                                  By:    /s/ J. T. Leary
                                      ----------------------------------
                                      J. T. Leary
                                      Vice President

          The undersigned is a party to this Amendment to acknowledge the representations and ratification made by EEX in Paragraphs 5 and 6 above.

                                EEX CORPORATION


                                By:    /s/ J. T. Leary
                                    -------------------------------
                                    J. T. Leary
                                    Vice President, Finance and Treasurer

                                PURCHASER
                                ---------

                                BOB WEST TREASURE L.L.C.

                                By:  Enron North America Corp.,
                                     its managing member


                                     By:    /s/ James R. McBride
                                         ----------------------------
                                         James R. McBride
                                         Vice President